SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    Form 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            S.M.A. REAL TIME INC.
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             (Exact Name of Registrant as Specified in Its Charter)

               New York                                 13-3724883
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(State of Incorporation or Organization)     I.R.S. Employer Identification No.)

   100 Avenue of the Americas, 10th Floor
          New York, New York                                        10013
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(Address of Principal Executive Offices)                          (Zip Code)




If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), please check the following box. |X|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), please check the following box. |_|

Securities Act registration statement file number to which this form relates:
333-82581
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(If applicable)

        Securities to be registered pursuant to Section 12(b) of the Act:

   Title of Each Class                      Name of Each Exchange on Which
   to be so Registered                      Each Class is to be Registered

Common Stock, $.0001 par value                  American Stock Exchange
-------------------------------            ---------------------------------

        Securities to be registered pursuant to Section 12(g) of the Act:

                                    None
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                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered

        Incorporated by reference to the section titled "Description of Securities" in the Prospectus contained in Registrant's Registration Statement on Form SB-2 (Registration No. 333-82581) (as amended, the "Form SB-2 Registration Statement") originally filed with the Securities and Exchange Commission on July 12, 1999.

Item 2.  Exhibits

         The following exhibits are filed as part of this registration statement:

         1.   Certificate of Incorporation, as currently in effect; (1)

         2. Certificate of Amendment to Certificate of Incorporation filed with the Department of State of New York on November 18, 1998 (2)

         3. Certificate of Amendment to Certificate of Incorporation filed with the Department of State of New York on April 16, 1999 (3)

         4. Certificate of Amendment to Certificate of Incorporation filed with the Department of State of New York authorizing preferred stock (4)

         5.   Bylaws of the Registrant, as currently in effect (5).

         6.   Specimen common stock certificate of the Registrant (6).

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(1)    Incorporated by reference to Exhibit 3.1 to the Form SB-2 Registration
       Statement.
(2) Incorporated by reference to Exhibit 3.2 to the Form SB-2 Registration Statement.
(3) Incorporated by reference to Exhibit 3.3 to the Form SB-2 Registration Statement.
(4) Incorporated by reference to Exhibit 3.4 to the Form SB-2 Registration Statement.
(5) Incorporated by reference to Exhibit 3.5 to the Form SB-2 Registration Statement.
(6) Incorporated by reference to Exhibit 4.1 to the Form SB-2 Registration Statement.



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



          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  October 7, 1999

                                          S.M.A. REAL TIME INC.


                                          By:
                                             ----------------------------------
                                                    Michael J. Morrissey
                                               President and Chief Executive
                                                         Officer
                                               (Principal Executive Officer)







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